UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                Asset Backed Certificates, Series 1998-AQ1 Trust
             (Exact name of registrant as specified in its charter)





New York (governing law of           333-44593-05    52-2107845
Pooling and Servicing Agreement)     (Commission     52-2107852
(State or other                      File Number)    IRS EIN
jurisdiction
of Incorporation)




        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                             21044
        Columbia, Maryland                                    (Zip Code)
        (Address of principal executive offices)





         Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Asset Backed Certificates, Series 1998-AQ1 Trust.





  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description


                                  Monthly report distributed to holders of
             EX-99.1 Asset Backed Certificates, Series 1998-AQ1 Trust, relating to the December 28, 1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 Asset Backed Certificates, Series 1998-AQ1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 1/11/99





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-AQ1 Trust, relating to the December 28, 1998 distribution.